UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Belo Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Belo Corp.

Important Notice Regarding the Availability of Proxy Materials for the Belo Corp. Annual Meeting of Shareholders

to Be Held on Tuesday, May 8, 2012 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Annual Report and other proxy materials are available at:

http://www.proxyvoting.com/blc

The 2012 Annual Meeting of Shareholders of Belo Corp. (“Belo”) will be held in the Auditorium of The Belo Building at 400 South

Record Street, Third Floor, Dallas, Texas, on Tuesday, May 8, 2012, at 11:00 a.m. (local time). The Board of Directors has fixed the close of business on March 15, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the 2012 Annual Meeting of Shareholders or any postponement or adjournment(s) thereof.

Proposals to be considered at the Annual Meeting are:

(1) Election of four Class II directors to serve for the terms stated in the proxy materials;

(2) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm;

(3) Approval of the Company’s Amended and Restated Certificate of Incorporation; and

(4) Any other matters that may properly come before the meeting or any postponement or adjournment(s) thereof.

The Board recommends a vote “FOR” Items 1, 2 and 3.

BELO CORP.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Please make your request for a copy as instructed below on or before April 24, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/blc

CONTROL NUMBER

19733

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN

YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY EL

PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116

SIGNATURE: DATE: TIME:

Shareholders of record as of the Record Date are invited to attend the annual meeting. Directions to attend the annual meeting are included in the proxy materials.

Meeting Time and Location:

May 8, 2012 at 11:00 a.m. (local time)

Third Floor, Auditorium of The Belo Building

400 South Record Street, Dallas, Texas 75202

The following Proxy Materials are available for you to review online:

• the Company’s 2012 Proxy Statement (including all attachments thereto);

• the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials);

• the Notice to Participants in the Belo Savings Plan and the separate A. H. Belo Savings Plan maintained by

A. H. Belo (together, the “Savings Plans”);

• a map of the meeting location (which is not deemed to be part of the official proxy soliciting materials); and

• any amendments to the foregoing materials that are required to be furnished to shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

The Proxy Materials for Belo Corp. are available to review at:

http://www.proxyvoting.com/blc

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

19733

HOW TO VOTE BY INTERNET

We encourage you to review the Proxy Materials online before voting.

Use the Internet to vote your shares. On the landing page of the above Web site in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the Web site.

You will need to reference the 11-digit control number located on the reverse side.